POWER OF ATTORNEY

     We, the undersigned officers and directors of Aerovox Incorporated, hereby severally constitute Robert Elliott and Jeffrey A. Templer and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all registration statements and amendments to registration statements filed with the Securities and Exchange Commission for the purpose of registering Common Stock of Aerovox Incorporated, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all said registration statements and amendments to registration statements.

       Signature                     Capacity               Date
       ---------                     --------               ----

 /S/ JOHN F. BRENNAN                 Director               September 1, 1996
- ----------------------------
    John F. Brennan


 /S/ ROBERT ELLIOTT                   President, Chief      September 1, 1996
- ----------------------------          Executive Officer
        Robert Elliott                and Director


 /S/ JAMES B. HANGSTEFER              Director              September 1, 1996
- ----------------------------
    James B. Hangstefer


 /S/ DENNIS HOROWITZ                  Director              September 1, 1996
    Dennis Horowitz


 /S/ WILLIAM G. LITTLE                Director              September 1, 1996
- ----------------------------
    William G. Little


 /S/ RONALD F. MURPHY                 Director              September 1, 1996
- ----------------------------
    Ronald F. Murphy


 /S/ BENEDICT P. ROSEN                Director              September 1, 1996
- ----------------------------
    Benedict P. Rosen


 /S/ JOHN L. SPRAGUE                  Director              September 1, 1996
- ----------------------------
    John L. Sprague


 /S/ CLIFFORD H. TUTTLE, JR.          Chairman of           September 1, 1996
- ----------------------------          the Board of
    Clifford H. Tuttle, Jr.           Directors

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                     Capacity                       Date

 /S/ ROBERT ELLIOTT                 President, Chief           September 1, 1996
- ------------------------------      Executive Officer
    Robert Elliott                  (Principal Executive
                                    Officer)and Director


 /S/ JEFFREY A. TEMPLER             Senior Vice President,     September 1, 1996
    Jeffrey A. Templer              Finance (Principal
                                    Accounting Officer)

 /S/ JOHN F. BRENNAN                Director                   September 1, 1996
- ------------------------------
    John F. Brennan


 /S/ JAMES B. HANGSTEFER            Director                   September 1, 1996
- ------------------------------
    James B. Hangstefer


 /S/ DENNIS HOROWITZ                Director                   September 1, 1996
    Dennis Horowitz


 /S/ WILLIAM G. LITTLE              Director                   September 1, 1996
- ------------------------------
    William G. Little


 /S/ RONALD F. MURPHY               Director                   September 1, 1996
- ------------------------------
    Ronald F. Murphy

 /S/ BENEDICT P. ROSEN              Director                   September 1, 1996
- ------------------------------
    Benedict P. Rosen


 /S/ JOHN L. SPRAGUE                Director                   September 1, 1996
- ------------------------------
    John L. Sprague


 /S/ CLIFFORD H. TUTTLE             Chairman of the            September 1, 1996
- ------------------------------      Board of
    Clifford H. Tuttle              Directors

                                  EXHIBIT INDEX


Exhibit No.                Exhibit                                       Page
- -----------                -------                                       ----

4.1                        Non-Statutory Stock Option
                           Award Agreement.

5.1                        Opinion of Ropes & Gray.

24.1                       Consent of Coopers & Lybrand L.L.P..

25.1                       Power of Attorney (included in this
                           Registration Statement under
                           caption "Signatures").